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Exhibit 99.1

CITIGROUP—Financial Highlights

	2002	2001	2000	1999	1998	1997
Income from Continuing Operations	$13,448	$13,229	$12,231	$10,193	$5,846	$6,648
Discontinued Operations, after-tax(1)	1,875	1,055	1,288	1,177	1,104	1,034
Cumulative Effect of Accounting Changes(2)	(47)	(158)	—	(127)	—	—

Net Income	$15,276	$14,126	$13,519	$11,243	$6,950	$7,682

Basic Earnings per Share:
Income from Continuing Operations	$2.63	$2.61	$2.43	$2.02	$1.13	$1.27
Net Income	$2.99	$2.79	$2.69	$2.23	$1.35	$1.48
Diluted Earnings per Share:
Income from Continuing Operations	$2.59	$2.55	$2.37	$1.96	$1.10	$1.23
Net Income	$2.94	$2.72	$2.62	$2.17	$1.31	$1.42
Total Revenue, Net of Interest Expense	$71,308	$67,367	$63,572	$54,809	$44,964	$43,467
Total Assets	$1,097,190	$1,051,450	$902,210	$795,584	$740,336	$755,167
Common Stockholders' Equity	$85,318	$79,722	$64,461	$56,395	$48,761	$44,610
Total Stockholders' Equity	$86,718	$81,247	$66,206	$58,290	$51,035	$47,956
Return on Avg. Common Equity	18.6%	19.7%	22.4%	21.5%	14.4%	17.5%
Book Value per Share	$16.60	$15.48	$12.84	$11.23	$9.66	$8.80
Diluted Common Shares Outstanding (millions)	5,166	5,147	5,122	5,128	5,144	5,226
Market Capitalization (at year-end)	$180,900	$259,900	$256,400	$209,800	$125,400	$136,500
Employees (full number)(3)	250,000	268,000	233,000	212,500	202,400	184,300

(1)
On August 20, 2002, Citigroup completed the distribution to its stockholders of a majority portion of its remaining ownership interest in Travelers Property Casualty Corp. (TPC). As required by SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the results of TPC are reported in the Company's Statement of Income separately as discontinued operations for all periods presented. In accordance with SFAS No. 144, the Statement of Consolidated Financial Position has not been restated. TPC represented the primary vehicle by which Citigroup engaged in the property and casualty insurance business.

(2)
Accounting changes in 2002 of ($47) million include the adoption of the remaining provisions of SFAS 142. Accounting changes in 2001 include ($42) million and ($116) million relating to the adoption of SFAS 133 and EITF 99-20, respectively. Accounting changes in 1999 include the adoption of SOP 97-3 of ($135) million, SOP 98-7 of $23 million and SOP 98-5 of ($15) million.

(3)
Includes TPC employees prior to 2002.

CITIGROUP—Key Data
(In millions of dollars, except per share amounts)

	2002		2001		2000		1999		1998		1997
Capital Ratios:
Tier 1 Capital Ratio	8.47%		8.42%		8.38%		8.87%		8.43%		N/A
Total Capital Ratio	11.25%		10.92%		11.23%		11.32%		10.97%		N/A
Leverage Ratio	5.67%		5.64%		5.97%		6.61%		6.19%		N/A

Citigroup Tax Rate	34.1%		35.1%		36.4%		37.1%		36.9%		N/A

Stock Price(1):
High	$48.69		$53.51		$55.14		$40.75		$34.28		$26.76
Low	22.83		32.19		32.96		22.85		13.29		13.60
Close	$35.19		$47.08		$47.62		$38.95		$23.17		$25.12

Repurchases:
Number of shares (in thousands)	151,102		64,184		87,149		116,697		126,742		153,680
Cost	$5,483		$3,045		$4,066		$3,954		$3,139		$3,467
Cumulative	$31,662		$26,179		$23,134		$19,068		$15,114		$11,975

Valuation at year-end(1):
Price/earnings (Diluted—Income from Continuing Operations)	14	x	18	x	20	x	20	x	21	x	20	x
Price/earnings (Diluted—Net Income)	12	x	17	x	18	x	18	x	18	x	18	x

Revenue / Expense Ratios:
Global Consumer	2.26		2.07		1.89		1.89
Global Corporate and Investment Bank	1.58		1.64		1.61		1.59
Global Investment Management	2.83		2.89		2.72		2.85
Total Citigroup	1.91		1.84		1.78		1.77

(1)
Adjusted for stock splits through 4/01. All periods adjusted to reflect the TPC distribution.

CITIGROUP
Segment Net Income
Product View
(In millions of dollars)

	2002	2001	2000	1999
Global Consumer:
Cards	$3,081	$2,522	$2,184	$1,643
Consumer Finance	2,199	1,905	1,393	1,193
Retail Banking	3,031	2,443	1,640	1,838
Other	(52)	(55)	(86)	27

Total Global Consumer	8,259	6,815	5,131	4,701

Global Corporate and Investment Bank:
Capital Markets and Banking	3,995	3,918	3,802	3,119
Transaction Services	558	440	469	184
Other(1)	(1,394)	36	(38)	34

Total Global Corporate and Investment Bank	3,159	4,394	4,233	3,337

Private Client Services	799	877	1,173	1,009

Global Investment Management:
Life Insurance and Annuities	617	871	761	699
Private Bank	463	370	319	271
Asset Management	443	296	249	248

Total Global Investment Management	1,523	1,537	1,329	1,218

Proprietary Investment Activities	(229)	224	1,387	497

Corporate/Other	(63)	(618)	(1,022)	(569)

Income from Continuing Operations	13,448	13,229	12,231	10,193

Income from Discontinued Operations	1,875	1,055	1,288	1,177

Cumulative Effect of Accounting Changes	(47)	(158)	—	(127)

Total Net Income	$15,276	$14,126	$13,519	$11,243

(1)
2002 includes a $1.3 billion after-tax reserve for settlement-in-principle and charge for regulatory and legal matters.

CITIGROUP
Segment Net Income
Regional View(1)
(In millions of dollars)

	2002	2001	2000	1999
North America (excluding Mexico)
Consumer	$5,507	$4,693	$3,296	$3,416
Corporate	974	1,949	1,632	1,573
Private Client Services	799	877	1,173	1,009
Investment Management	1,085	1,253	1,127	1,057

Total North America	8,365	8,772	7,228	7,055

Mexico(2)
Consumer	521	(14)	(60)	27
Corporate	450	233	96	56
Investment Management	235	73	27	13

Total Mexico	1,206	292	63	96

Europe, Middle East and Africa (EMEA)
Consumer	708	467	380	297
Corporate	857	927	1,044	635
Investment Management	22	36	8	26

Total Europe, Middle East and Africa	1,587	1,430	1,432	958

Japan
Consumer	950	966	746	493
Corporate	96	96	349	127
Investment Management	56	33	16	18

Total Japan	1,102	1,095	1,111	638

Asia (excluding Japan)
Consumer	718	641	560	342
Corporate	722	662	584	460
Investment Management	107	81	55	35

Total Asia	1,547	1,384	1,199	837

Latin America
Consumer	(145)	62	209	126
Corporate	60	527	528	486
Investment Management	18	61	96	69

Total Latin America	(67)	650	833	681

Proprietary Investment Activities	(229)	224	1,387	497

Corporate/Other	(63)	(618)	(1,022)	(569)

Income from Continuing Operations	13,448	13,229	12,231	10,193

Income from Discontinued Operations	1,875	1,055	1,288	1,177

Cumulative Effect of Accounting Changes	(47)	(158)	—	(127)

Total Net Income	$15,276	$14,126	$13,519	$11,243

(1)
Proprietary Investment Activities and Corporate/Other are not allocated to the geographic regions.

(2)
Mexico's results include the operations of Banamex from August 2001 forward.

CITIGROUP
Segment Revenues, Net of Interest Expense
Product View
(In millions of dollars)

	2002	2001	2000	1999
Global Consumer:
Cards	$13,688	$11,978	$10,505	$8,916
Consumer Finance	9,807	9,003	7,910	6,827
Retail Banking	14,181	12,450	10,619	10,063
Other	444	281	284	611

Total Global Consumer	38,120	33,712	29,318	26,417

Global Corporate and Investment Bank:
Capital Markets and Banking	15,739	16,153	15,132	12,507
Transaction Services	3,620	3,601	3,429	2,891
Other	(216)	(204)	(276)	(209)

Total Global Corporate and Investment Bank	19,143	19,550	18,285	15,189

Private Client Services	5,830	6,090	7,064	6,066

Global Investment Management:
Life Insurance and Annuities	4,076	4,432	3,967	3,562
Private Bank	1,704	1,546	1,420	1,214
Asset Management	1,841	1,867	1,673	1,309

Total Global Investment Management	7,621	7,845	7,060	6,085

Proprietary Investment Activities	(35)	503	2,427	930
Corporate/Other	629	(333)	(582)	122

Total Revenue, Net of Interest Expense	$71,308	$67,367	$63,572	$54,809

Managed Basis Net Revenues(1)	$75,431	$70,935	$65,982	$57,516

(1)
Segment net revenues disclosed above are prepared on an owned basis in accordance with Generally Accepted Accounting Principles (GAAP). The managed basis disclosures treat the receivables as if they had not been securitized and are still on our balance sheet, reflecting the interest revenue and expense associated with the portfolio, as well as the credit costs incurred. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way the business is managed. For a reconciliation of managed basis revenue to GAAP revenues, see the Cards business.

CITIGROUP
Segment Revenues, Net of Interest Expense
Regional View(1)
(In millions of dollars)

	2002	2001	2000	1999
North America (excluding Mexico)
Consumer	$25,047	$22,686	$20,006	$18,250
Corporate	8,809	8,908	8,010	6,973
Private Client Services	5,830	6,090	7,064	6,066
Investment Management	5,424	5,901	5,481	4,918

Total North America	45,110	43,585	40,561	36,207

Mexico(2)
Consumer	2,637	1,238	270	348
Corporate	860	620	289	202
Investment Management	727	410	148	60

Total Mexico	4,224	2,268	707	610

Europe, Middle East and Africa (EMEA)
Consumer	3,387	2,727	2,482	2,514
Corporate	5,151	5,454	5,432	4,040
Investment Management	435	415	436	381

Total Europe, Middle East and Africa	8,973	8,596	8,350	6,935

Japan
Consumer	3,723	3,442	2,795	1,930
Corporate	290	324	675	383
Investment Management	270	220	184	148

Total Japan	4,283	3,986	3,654	2,461

Asia (excluding Japan)
Consumer	2,645	2,432	2,288	1,938
Corporate	2,403	2,394	2,197	2,015
Investment Management	423	369	317	300

Total Asia	5,471	5,195	4,802	4,253

Latin America
Consumer	681	1,187	1,477	1,437
Corporate	1,630	1,850	1,682	1,576
Investment Management	342	530	494	278

Total Latin America	2,653	3,567	3,653	3,291

Proprietary Investment Activities	(35)	503	2,427	930
Corporate/Other	629	(333)	(582)	122

Total Revenue, Net of Interest Expense	$71,308	$67,367	$63,572	$54,809

(1)
Proprietary Investment Activities and Corporate/Other are not allocated to the geographic regions.

(2)
Includes the operations of Banamex from August 6, 2001 forward.

CITIGROUP
GLOBAL CONSUMER
Cards
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense	$13,688	$11,978	$10,505	$8,916
Effect of securitization activities	4,115	3,454	2,410	2,707

Adjusted revenues, net of interest expense(1)	17,803	15,432	12,915	11,623

Operating expenses	5,535	5,421	5,237	4,607

Provision for credit losses	3,410	2,593	1,902	1,705
Effect of securitization activities	4,115	3,454	2,410	2,707

Adjusted provision for credit losses(1)	7,525	6,047	4,312	4,412

Income before taxes	4,743	3,964	3,366	2,604
Income taxes	1,662	1,442	1,182	961

Income from continuing operations	$3,081	$2,522	$2,184	$1,643

Average assets (in billions of dollars)	$63	$60	$56	$43

Return on assets	4.89%	4.20%	3.90%	3.82%

Return on managed assets	2.43%	2.10%	2.00%	1.83%

KEY INDICATORS (On a Managed Basis)
Total EOP Open Accounts (in millions):
North America	88.7	93.0	85.8	77.2
International	13.5	12.5	11.3	9.4

Total	102.2	105.5	97.1	86.6

Total Sales (in billions of dollars):
North America	$244.9	$234.3	$231.4	$200.4
International	33.4	31.5	34.2	33.4

Total	$278.3	$265.8	$265.6	$233.8

Average Managed Loans (in billions of dollars):
Securitized	$65.2	$61.1	$53.2	$50.7
Held for Sale	6.5	7.3	5.3	3.0
On Balance Sheet	49.2	46.2	44.5	36.0

Total Managed	$120.9	$114.6	$103.0	$89.7

Managed Net Credit Losses (in millions of dollars):
North America	$6,669	$5,655	$4,017	$3,979
International	500	393	307	394

Total Managed	$7,169	$6,048	$4,324	$4,373

End of Period Managed Receivables	$131.8	$122.7	$114.0	$95.7
(in billions of dollars)
Net Credit Loss Ratio	5.93%	5.28%	4.20%	4.88%
Loans 90+Days Past Due:
In millions of dollars	$2,397	$2,386	$1,648	$1,513
%	1.84%	1.97%	1.45%	1.58%

(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. Securitization changes Citigroup's role from that of a lender to that of a loan servicer and removes the receivables from Citigroup's balance sheet. For securitized receivables, amounts that would otherwise be reported as net interest revenue, fee and commission revenue, and credit losses are instead components of the servicing fees earned. However, Citigroup's exposure to credit losses on the securitized receivables is contractually limited to the cash flows from the receivables. The managed basis disclosures treat the receivables as if they had not been securitized and are still on the Company's balance sheet, with related income statement amounts reported as net interest revenue, fee and commission revenue, and credit losses. Although a managed basis presentation is not in conformity with GAAP, the Company believes it provides a representation of performance and key indicators of the credit card business that is consistent with the way management reviews operating performance and allocates resources. Furthermore, investors utilize information about the credit quality of the entire managed portfolio as the results of both the held and securitized portfolios impact the overall performance of the cards business.

CITIGROUP
GLOBAL CONSUMER
Cards
Geographic Distribution
(In millions of dollars)

	2002	2001	2000	1999
GEOGRAPHIC DISTRIBUTION
North America:
Revenues, net of interest expense	$11,402	$9,867	$8,439	$7,204
Effect of securitization activities	4,115	3,454	2,410	2,707

Adjusted revenues, net of interest expense(1)	15,517	13,321	10,849	9,911

Operating expenses	4,388	4,281	4,071	3,610

Provision for credit losses	2,843	2,192	1,593	1,300
Effect of securitization activities	4,115	3,454	2,410	2,707

Adjusted provision for credit losses(1)	6,958	5,646	4,003	4,007

Income before taxes	4,171	3,394	2,775	2,294
Income taxes	1,468	1,227	1,012	847

Income from continuing operations	$2,703	$2,167	$1,763	$1,447

Average assets (in billions of dollars)	$52	$50	$46	$36

Return on assets	5.20%	4.33%	3.83%	4.02%

Return on managed assets	2.33%	1.97%	1.78%	1.74%

International:
Revenues, net of interest expense	$2,286	$2,111	$2,066	$1,712
Operating expenses	1,147	1,140	1,166	997
Provision for credit losses	567	401	309	405

Income before taxes	572	570	591	310
Income taxes	194	215	170	114

Income from continuing operations	$378	$355	$421	$196

Average assets (in billions of dollars)	$11	$10	$10	$7

Return on assets	3.44%	3.55%	4.21%	2.80%

(1)
The abbreviated income statement presented above is prepared on a managed basis (a non-GAAP measure), and includes the effect of securitizations in Adjusted Revenues, Net of Interest Expense and Adjusted Provision for Credit Losses. This income statement reconciles to Income from Continuing Operations which is a GAAP measure. For a discussion of managed basis reporting see the Cards business on the previous page.

CITIGROUP
GLOBAL CONSUMER
Consumer Finance
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense	$9,807	$9,003	$7,910	$6,827
Operating expenses	3,114	3,444	3,548	2,945
Provision for credit losses	3,294	2,564	2,208	1,957

Income before taxes	3,399	2,995	2,154	1,925
Income taxes	1,200	1,090	761	732

Income from continuing operations	$2,199	$1,905	$1,393	$1,193

Average assets (in billions of dollars)	$96	$89	$78	$65

Return on assets	2.29%	2.14%	1.79%	1.84%

KEY INDICATORS
Average Loans (in billions of dollars):
Real estate secured loans	$48.0	$45.1	$39.7	$34.8
Personal loans	21.6	19.9	17.3	15.1
Auto	8.4	6.3	3.7	2.0
Sales finance and other	4.0	3.7	3.5	3.7

Total	$82.0	$75.0	$64.2	$55.6

Average Loans (in billions of dollars):
North America	$62.2	$57.7	$51.2	$45.2
International	19.8	17.3	13.0	10.4

Total	$82.0	$75.0	$64.2	$55.6

Average Yield:
North America	12.94%	13.58%	14.17%	14.46%
International	19.70%	21.41%	23.69%	22.89%
Total	14.57%	15.37%	15.89%	15.80%
Average Net Interest Margin:
North America	8.43%	8.11%	8.01%	8.45%
International	17.55%	18.05%	21.66%	20.59%
Total	10.63%	10.39%	10.46%	10.38%
Net Credit Loss Ratio	3.69%	2.99%	2.98%	3.00%
Loans 90+ Days Past Due:
In millions of dollars	$2,197	$2,269	$1,477	$1,175
%	2.48%	2.92%	2.14%	1.96%
Number of Offices:
North America	2,411	2,413	2,863	3,008
International	1,137	1,149	1,170	915

Total	3,548	3,562	4,033	3,923

CITIGROUP
GLOBAL CONSUMER
Consumer Finance
Geographic Distribution
(In millions of dollars)

	2002	2001	2000	1999
GEOGRAPHIC DISTRIBUTION
North America:
Revenues, net of interest expense	$6,112	$5,632	$5,151	$4,690
Operating expenses	1,893	2,146	2,433	2,045
Provision for credit losses	2,074	1,757	1,527	1,448

Income before taxes	2,145	1,729	1,191	1,197
Income taxes	778	640	433	443

Income from continuing operations	$1,367	$1,089	$758	$754

Average Assets (in billions of dollars)	$72	$67	$61	$52

Return on Assets	1.90%	1.63%	1.24%	1.45%

International:
Revenues, net of interest expense	$3,695	$3,371	$2,759	$2,137
Operating expenses	1,221	1,298	1,115	900
Provision for credit losses	1,220	807	681	509

Income before taxes	1,254	1,266	963	728
Income taxes	422	450	328	289

Income from continuing operations	$832	$816	$635	$439

Average assets (in billions of dollars)	$24	$22	$19	$13

Return on assets	3.47%	3.71%	3.34%	3.38%

CITIGROUP
GLOBAL CONSUMER
Retail Banking
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense	$14,181	$12,450	$10,619	$10,063
Operating expenses	7,702	6,946	6,273	5,753
Provision for credit losses	1,755	1,645	1,585	1,353

Income before taxes and minority interest	4,724	3,859	2,761	2,957
Income taxes	1,655	1,391	1,102	1,100
Minority interest, after-tax	38	25	19	19

Income from continuing operations	$3,031	$2,443	$1,640	$1,838

Average assets (in billions of dollars)	$187	$154	$138	$108

Return on assets	1.62%	1.59%	1.19%	1.70%

KEY INDICATORS:
Average Customer Deposits (in billions of dollars):
North America	$90.8	$68.3	$47.0	$44.9
International	75.8	78.0	9.5	71.6

Total	$169.6	$133.4	$56.5	$54.3

Average Loans (in billions of dollars):
North America	$97.6	$84.4	$52.9	$42.1
International	34.3	34.2	35.3	35.8

Total	$122.8	$118.7	$88.2	$116.5

Net Credit Loss Ratio—Excluding Commercial Markets	0.71%	0.68%
Net Credit Loss Ratio—Commercial Markets	1.76%	2.14%
Loans 90+Days Past Due—excl Commercial Markets (in millions of dollars)	$3,647	$2,755
% of EOP Loans	3.18%	3.31%
Cash Basis Loans—Commercial Markets (in millions of dollars)	$1,299	$1,301
% of EOP Loans	2.90%	3.13%
EOP Accounts (in millions):
North America	29.7	26.0	14.4	12.6
International	17.0	17.2	17.6	16.0

Total	46.7	43.2	32.0	28.6

Citibanking North America and Consumer Assets:
Mutual Fund/UIT Sales at NAV (in millions of dollars)	$3,225	$4,722	$6,507	$5,135
Variable Annuity Net Written Premiums & Deposits (in millions of dollars)	$329	$372	$381	$233
EOP Mortgage Servicing Portfolio (in billions of dollars)	$162.9	$75.5
Mortgage Orginations	$55.2	$32.3	$19.1	$18.2
Student Loan Originations	$6.0	$4.4	$4.4	$2.3
Primerica Financial Services:
Agents Licensed for Life Insurance	107,378	95,679	86,900	79,809
Life Insurance in Force (in billions of dollars)	$466.8	$434.8	$412.7	$394.9
Loan Volumes (in millions of dollars)(1)	$4,736.4	$3,869.8	$2,092.3	$1,920.1
Mutual Fund/UIT Sales at NAV (in millions of dollars)	$3,306	$3,409	$4,220	$3,124
Variable Annuity Net Written Premiums & Deposits	$156	$217	$288	$241

(1)
Represents loan products marketed by PFS; the receivables are primarily reflected in the assets of Consumer Finance.

CITIGROUP
GLOBAL CONSUMER
Retail Banking
Geographic and Business Distribution
(In millions of dollars)

	2002	2001	2000	1999
North America:
Revenues, net of interest expense
Citibanking North America, Consumer Assets and CitiCapital	$5,919	$5,256	$4,376	$4,041
Primerica Financial Services	2,058	2,055	1,868	1,777
Mexico	1,848	833	158	275

Total Revenues, Net of Interest Expense	9,825	8,144	6,402	6,093
Operating expenses	5,246	4,526	3,822	3,293
Provision for credit losses	1,326	1,241	1,183	815

Income before taxes	3,253	2,377	1,397	1,985
Income taxes	1,140	867	576	752
Minority interest, after-tax	38	25	19	19

Income from continuing operations	$2,075	$1,485	$802	$1,214

International:
Revenues, net of interest expense
EMEA	$2,009	$1,696	$1,622	$1,666
Japan	491	435	420	342
Asia (excluding Japan)	1,486	1,403	1,321	1,115
Latin America	370	772	854	847

Total Revenues, Net of Interest Expense	4,356	4,306	4,217	3,970
Operating expenses	2,456	2,420	2,451	2,460
Provision for credit losses	429	404	402	538

Income before taxes	1,471	1,482	1,364	972
Income taxes	515	524	526	348

Income from continuing operations	$956	$958	$838	$624

BRANCHES:
North America:
Citibanking North America	812	460	380	384
Mexico	1,422	1,485	196	241

Total North America Retail Banking	2,234	1,945	576	625

International:
EMEA	606	602	436	434
Japan	23	22	22	22
Asia (excluding Japan)	98	93	77	72
Latin America	164	196	210	206

Total International Retail Banking	891	913	745	734

Total Retail Banking	3,125	2,858	1,321	1,359

CITIGROUP
GLOBAL CONSUMER
Other Consumer
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense	$444	$281	$284	$611
Operating expenses	536	449	423	661
Provision for credit losses	—	(89)	5	(103)

Income before taxes	(92)	(79)	(144)	53
Income taxes	(40)	(24)	(58)	26
Minority interest, after-tax	—	—	—	—

Income (loss) from continuing operations	$(52)	$(55)	$(86)	$27

CITIGROUP
GLOBAL CORPORATE AND INVESTMENT BANK
Income Statement
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense:
Commissions and Fees	$2,180	$2,060	$2,071	$1,518
Asset Management and Administration Fees	1,824	1,632	1,431	1,138
Investment Banking	3,512	4,002	3,696	2,878
Principal Transactions	3,729	4,260	4,613	3,928
Other Revenue	214	535	1,019	410

Total Non-Interest Revenues	11,459	12,489	12,830	9,872
Net Interest and Dividends	7,684	7,061	5,455	5,317

Total Revenues, Net of Interest Expense	19,143	19,550	18,285	15,189

Non-Interest Expenses:
Compensation and Benefits	6,410	7,333	6,841	5,924
Other Operating and Administrative Expenses	5,683	4,572	4,523	3,611

Total Non-Interest Expenses	12,093	11,905	11,364	9,535

Provision for Credit Losses	2,255	844	310	349

Income Before Taxes and Minority Interest	4,795	6,801	6,611	5,305
Income Taxes	1,611	2,381	2,360	1,960
Minority Interest, after-tax	25	26	18	8

Income from continuing operations	$3,159	$4,394	$4,233	$3,337

Pre-tax Profit Margin	25.0%	34.8%	36.2%	34.9%
Non-Compensation Expenses as a Percent of Net Revenues	29.7%	23.4%	24.7%	23.8%
Compensation and Benefits Expenses as a Percent of Net Revenues	33.5%	37.5%	37.4%	39.0%
Compensation and Benefits Expenses as a Percent of Risk Adjusted Revenues(1)	38.0%	39.2%	38.1%	39.9%

(1)
Risk Adjusted Revenues represent Revenues net of Interest Expense less Provision for Credit Losses.

CITIGROUP
GLOBAL CORPORATE AND INVESTMENT BANK
Capital Markets and Banking
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense	$15,739	$16,153	$15,132	$12,507
Operating expenses	7,671	9,209	8,787	7,241
Provision for credit losses	2,046	823	283	275

Income before taxes and minority interest	6,022	6,121	6,062	4,991
Income taxes	2,003	2,183	2,235	1,864
Minority interest, after-tax	24	20	25	8

Income from continuing operations	$3,995	$3,918	$3,802	$3,119

Investment Banking
Underwriting (full credit to book manager):
Debt and equity:
Global Volume(1)	$440,092	$515,712
Global Market Share	10.3%	12.1%
Rank	1	1
U.S. Volume(2)	$340,304	$404,427
U.S. Market Share	11.8%	13.9%
Rank	1	1

(1)
Includes non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt, all common stock, convertible debt and convertible preferred. Excludes all closed end funds.

(2)
Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.

CITIGROUP
GLOBAL CORPORATE AND INVESTMENT BANK
Transaction Services
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense	$3,620	$3,601	$3,429	$2,891
Operating expenses	2,583	2,874	2,675	2,516
Provision for credit losses	209	21	27	74

Income before taxes and minority interest	828	706	727	301
Income taxes and minority interest, after-tax	270	266	258	117

Income from continuing operations	$558	$440	$469	$184

Liability Balances (Average in billions)	$85	$77	$64	$56
Assets Under Custody (EOP in trillions)	$5.1	$4.8	$4.1	$3.8

CITIGROUP
GLOBAL CORPORATE AND INVESTMENT BANK
Other Corporate
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense	$(216)	$(204)	$(276)	$(209)
Operating expenses(1)	1,839	(178)	(98)	(222)

Loss before taxes	(2,055)	(26)	(178)	13
Income tax benefits	(661)	(62)	(140)	(21)

Income (loss) from continuing operations	$(1,394)	$36	$(38)	$34

(1)
2002 includes a $1.3 billion after-tax reserve for settlement-in-principle and charge for regulatory and legal matters.

CITIGROUP
PRIVATE CLIENT SERVICES
(In millions of dollars)

	2002	2001	2000	1999
Revenues:
Fee-based and net interest revenue	$2,955	$3,081	$3,420	$2,445
Commissions and other transactional revenue	2,875	3,009	3,644	3,621

Total Revenues, net of interest expense	5,830	6,090	7,064	6,066
Operating expenses	4,555	4,710	5,192	4,456
Provision for credit losses	6	4	—	—

Income before taxes	1,269	1,376	1,872	1,610
Income taxes	470	499	699	601

Income from continuing operations	$799	$877	$1,173	$1,009

Pretax Profit Margin	22%	23%	27%	27%
Financial Consultants	12,690	12,927	12,353	11,463
Annualized Revenue per FC (in thousands of dollars)	$418	$451	$635	$513
Branch offices	536	536	522	485
Client Assets (in billions of dollars)
Assets Under Fee-Based Management:
Consulting Group and Internally Managed Accounts	$106	$126
Financial Consultant Managed Accounts	52	59

Total Private Client(1)	$158	$185

Total Client Assets:
Private Client	$762	$848
Other Investor Assets within Citigroup Global Markets	129	119

Total(1)	$891	$967

Net Client Asset Flows	$3	$13
Bank Deposit Program	$41	$35

(1)
Includes some assets jointly managed with Citigroup Asset Management.

CITIGROUP
GLOBAL INVESTMENT MANAGEMENT
Life Insurance and Annuities
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense	$4,076	$4,432	$3,967	$3,562
Operating expenses	501	394	447	468
Provision for credit losses	2,726	2,745	2,387	2,032

Income before taxes and minority interest	849	1,293	1,133	1,062
Income taxes and minority interest, net of tax	232	422	372	363
Minority interest, after-tax	—	—	—	—

Income from continuing operations	$617	$871	$761	$699

Income from continuing operations(1):
Travelers Life & Annuity	$562	$854	$744	$688
International Insurance Manufacturing	$55	$17	$17	$11
Income before tax (contribution by source):
Individual annuities	$418	$433	$466	$373
Group annuities	365	439	418	280
Life and long-term care insurance	207	205	202	174
Realized Insurance Investment Portfolio Gains / (Losses)	(329)	52	(51)	98
Other	118	128	72	120

Total Travelers Life & Annuity	779	1,257	1,107	1,045
Total International Insurance Manufacturing	70	36	26	17

Total Life Insurance and Annuities	$849	$1,293	$1,133	$1,062

Travelers Life and Annuity:
Individual annuities
Net written premiums and deposits
Fixed	$1,294	$1,148	$1,267	$1,008
Variable	4,081	4,972	5,025	4,265
Individual Payout	58	59	80	78

Total	$5,433	$6,179	$6,372	$5,351

Policyholder account balances & benefit reserves(2)
Fixed	$8,647	$7,564	$8,050	$7,994
Variable	19,152	21,837	20,704	19,311
Individual Payout	649	648	630	617

Total	$28,448	$30,049	$29,384	$27,922

Group annuities:
Net written premiums and deposits(3)	$6,292	$7,068	$5,528	$5,619
Policyholder account balances & benefit reserves:(2)
GIC's and other investment contracts	$16,099	$15,345	$12,599	$10,754
Payout Group annuities	6,202	5,630	4,861	4,363

Total	$22,301	$20,975	$17,460	$15,117

Individual life insurance:
Net written premiums and deposits
Direct periodic premiums and deposits	$771	$652	$511	$409
Single premium deposits	285	208	98	84
Reinsurance	(113)	(96)	(83)	(71)

Total	$943	$764	$526	$422

Policyholder account balances & benefit reserves	$3,852	$3,401	$2,983	$2,682
Life insurance in force (in billions, face amt.)	$82.0	$75.0	$66.9	$60.6
Life insurance issued (in billions, face amt.)	$15.0	$13.8	$11.7	$10.7

(1)
Includes Realized Gain/(Losses) on Investments.

(2)
Includes general account, separate accounts and managed funds.

(3)
Excludes deposits of $250.0 million, $909.0 million, $320.0 million and $580.2 million in 2002, 2001, 2000 and 1999, respectively, related to Citigroup plans previously managed externally.

CITIGROUP
GLOBAL INVESTMENT MANAGEMENT
Private Bank
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense	$1,704	$1,546	$1,420	$1,214
Operating expenses	1,007	946	892	768
Provision for credit losses	18	23	23	12

Income before taxes	679	577	505	434
Income taxes	216	207	185	163
Minority interest, after-tax	—	—	—	—

Income from continuing operations	$463	$370	$319	$271

Average assets (in billions of dollars)	$29	$26	$25	$20

Return on average assets	1.60%	1.42%	1.28%	1.36%

Client Business Volumes (in billions of dollars)	$170	$159	$153	$140

Client Business Volumes (in billions of dollars):
Proprietary managed assets	$32	$31	$31	$30
Other assets under fee based management	8	8	5	3
Banking and fiduciary deposits	38	34	31	27
Loans	33	27	28	24
Other, principally custody accounts	59	59	58	56

Total	$170	$159	$153	$140

Revenues:
Customer Revenues
Net Interest Spread and Recurring Fee-Based Revenues	$1,095	$1,010	$973	$827
Transaction Revenues	351	336	297	227

Total Customer Revenues	1,446	1,346	1,270	1,054
Other Revenues (Principally Allocated Equity and Treasury Revenues)	258	200	150	160

Total Revenues	$1,704	$1,546	$1,420	$1,214

North America	$755	$624	$557	$487
International	949	922	863	727

Total Revenues	$1,704	$1,546	$1,420	$1,214

Net Credit Loss Ratio	0.05%	0.06%	0.09%	0.10%

CITIGROUP
GLOBAL INVESTMENT MANAGEMENT
Asset Management(1)
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense	$1,841	$1,867	$1,673	$1,309
Operating expenses	1,189	1,373	1,252	897

Income before taxes and minority interest	652	494	421	412
Income taxes and minority interest, after-tax	209	198	172	164

Income from continuing operations	$443	$296	$249	$248

Pre-tax Profit Margin	35.4%	26.5%	25.2%	31.5%
Asset Management (excl. Retirement Services):
Revenues, net of interest expense	$1,500	$1,489	$1,428	$1,292
Operating expenses	1,006	1,125	1,078	891

Income before taxes	494	364	350	401
Income taxes	187	144	140	160

Income from continuing operations	$307	$220	$210	$241

Retirement Services:
Revenues, net of interest expense	$341	$378	$245	$17
Operating expenses	183	248	174	6

Income before taxes and minority interest	158	130	71	11
Income taxes and minority interest, after-tax	22	54	32	4

Income from continuing operations	$136	$76	$39	$7

Net Flows by Business (in billions of dollars):
Retail/Private Bank	$10.7	$30.8	$15.0	$8.5
Institutional
Long Term	10.7	8.8	(4.1)	5.7
Liquidity	13.5	25.8	1.9	1.8

Total Institutional	24.2	34.6	(2.2)	7.5

Net Flows excluding US Retail Money Markets	34.9	65.4	12.8	16.0

US Retail Money Markets	$(12.6)	$(26.2)	$10.1	$6.7

Assets Under Management by Business (in billions of dollars):
Retail/ Private Bank(2)	$205.1	$237.1	$244.1	$225.1
Institutional	163.9	142.5	115.3	119.3
Retirement Services	11.1	12.1	6.0	0.3
Other(3)	82.8	45.8	34.5	30.8

Total Assets Under Management(2)	$462.9	$437.5	$399.9	$375.5

Assets Under Management by Product (in billions of dollars):
Equity/Balanced	$132.9	$167.2	$168.6	$163.1
Fixed Income	152.9	99.8	77.9	73.6
Money Markets/Liquidity	132.3	132.2	127.5	107.6
Alternative Investments	44.8	38.3	25.9	31.2

Total Assets Under Management(2,3)	$462.9	$437.5	$399.9	$375.5

Number of Morningstar 4- and 5-star Mutual Fund share classes(4)
Equity	14	10	11	9
Fixed Income	12	7	11	11
CitiStreet Joint Venture—Asset Under Administration (in billions of dollars)	$162.7	$179.3	$180.7	N/A

(1)
Includes Retirement Services Businesses.

(2)
Includes $31 billion, $29 billion, $30 billion, and $31 billion in 2002, 2001, 2000 and 1999, respectively, for Private Bank clients.

(3)
Includes $35 billion of Travelers Property Casualty Corp. assets in 2002 which Asset Management manages on a third-party basis following the spin-off.

(4)
Asset calculations are based on classes of such funds ranked by Morningstar. Number of funds reflects only one class per fund and are based on performance of non-money market retail funds.

CITIGROUP
PROPRIETARY INVESTMENT ACTIVITIES(1)
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense(2)	$(35)	$503	$2,427	$930
Operating expenses	$238	$177	$181	$124
Income (loss) from continuing operations	$(229)	$224	$1,387	$497
Total Revenue, Net of Interest Expense (by Type):
Private Equity	$(754)	$373
Hedge Funds	71	10
Refinancing Portfolio	14	59
Other(2)	634	61	2,427	930

Total	$(35)	$503	$2,427	$930

Total End-of-Period Assets (in billions of dollars)	$9.4	$9.7	$10.9	$11.1

(1)
Includes Venture Capital Activities and certain other corporate investments.

(2)
2002 includes $527 million related to the gain on sale of 399 Park Avenue.

CITIGROUP
CORPORATE/OTHER
(In millions of dollars)

	2002	2001	2000	1999
Revenues, net of interest expense	$629	$(333)	$(582)	$122
Operating expenses	828	763	1,000	835
Provision for benefits, claims, and credit losses	(22)	(9)	39	208

Loss from continuing operations before taxes, minority interest, and cumulative effect of accounting changes	(177)	(1,087)	(1,621)	(921)
Income tax benefits	(116)	(480)	(599)	(352)
Minority interest, after-tax	2	11	—	—

Loss from continuing operations	(63)	(618)	(1,022)	(569)
Income from discontinued operations	1,875	1,055	1,288	1,177
Cumulative effect of accounting changes	(47)	(158)	—	(127)

Net income	$1,765	$279	$266	$481

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  Exhibit 99.1